Exhibit 99.1

1 Parent of: KBW Investor Conference July 2019

2 Forward Looking Information Certain statements contained in this communication may not be based on historical facts and are “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . Forward - looking statements can generally be identified by the fact that they do not relate strictly to historical or current facts . They often include words like “believe,” “expect,” “anticipate,” “estimate” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could” or “may . ” Statements in this communication that are not strictly historical are forward - looking and are based upon current expectations that may differ materially from actual results . These forward - looking statements include, without limitation, those relating to The Community Financial Corporation’s and Community Bank of the Chesapeake’s future growth and management’s outlook or expectations for revenue, assets, asset quality, profitability, business prospects, net interest margin, non - interest revenue, allowance for loan losses, the level of credit losses from lending, liquidity levels, capital levels, expense run rates, or other future financial or business performance strategies or expectations, and any statements of the plans and objectives of management for future operations products or services, including the expected benefits from, and/or the execution of, integration plans relating to the County First acquisition or any other acquisition we undertake in the future ; plans and cost savings regarding branch closings or consolidation ; any statement of expectation or belief ; projections related to certain financial metrics ; and any statement of assumptions underlying the foregoing . These forward - looking statements express management’s current expectations or forecasts of future events, results and conditions, and by their nature are subject to and involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein . Factors that might cause actual results to differ materially from those made in such statements include, but are not limited to : the synergies and other expected financial benefits from the County First acquisition, or any other acquisition that we undertake in the future, may not be realized within the expected time frames ; costs or difficulties related to integration matters might be greater than expected ; changes in The Community Financial Corporation’s or Community Bank of the Chesapeake’s operating or expansion strategy ; availability of and costs associated with obtaining adequate and timely sources of liquidity ; the ability to maintain credit quality ; general economic trends ; changes in interest rates ; loss of deposits and loan demand to other financial institutions ; substantial changes in financial markets ; changes in real estate value and the real estate market ; regulatory changes ; the impact of government shutdowns or sequestrations ; the possibility of unforeseen events affecting the industry generally ; the uncertainties associated with newly developed or acquired operations ; the outcome of litigation that may arise ; market disruptions and other effects of terrorist activities ; and the matters described in “Item 1 A Risk Factors” in the Company’s Annual Report on Form 10 - K for the Year Ended December 31 , 2018 , and in its other reports and communications filed with the Securities and Exchange Commission (the “SEC”) . These forward - looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this communication or in our filings with the SEC, accessible on the SEC’s Web site at www . sec . gov . We undertake no obligation to update these forward - looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unforeseen events, except as required under the rules and regulations of the SEC . You are cautioned not to place undue reliance on the forward - looking statements contained in this communication in that actual results could differ materially from those indicated in such forward - looking statements, due to a variety of factors . Any forward - looking statement speaks only as of the date of this communication, and we undertake no obligation to update these forward - looking statements to reflect events or circumstances that occur after the date of this communication . Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts, and may not reflect actual results .

3 Second Quarter 2019 Financial Update

4 #1 Market Share Position in Southern Maryland $64 $86 $100 $106 $63 Fredericksburg Saint Mary's Charles Calvert US Source: SNL Financial. (1) Includes Calvert, MD, Charles, MD, Saint Mary’s, MD and Fredericksburg, VA Deposit market share data as of 6/30/18. Rank Institution (ST) Deposits in Market ($mm) Market Share (%) 1 0 1,326 20.2 2 Bank of America Corp. 1,150 17.5 3 BB&T Corp. 1,128 17.2 4 PNC Financial Services Group Inc. 1,113 17.0 5 Old Line Bancshares Inc. 534 8.1 6 Delmar Bancorp 304 4.6 7 Atlantic Union Bankshares Corp. 244 3.7 8 M&T Bank Corp. 240 3.7 9 Wells Fargo & Co. 237 3.6 10 Capital One Financial Corp. 155 2.4 Median HH Income by County (1) Deposit Market Share – Counties of Operation (1) Pro Forma Franchise TCFC (12)

5 Investment Highlights x More than 30 consecutive years of profitability x Increased Momentum: • Profitability • Loan and Deposit Growth • Asset Quality Improvement x Positioned in Demographically Attractive Markets x Strong Market Share Position in Core Market x Strong, Experienced Management Team

6 Financial Highlights Source:, Company regulatory and SEC filings. TCFC had no intangible assets until 2018. Gross loans presented net of deferred loa n fees. (1) Non - GAAP financial measures. Refer to Appendix to this presentation for a reconciliation. (2) Operating results non - GAAP financial measures. Refer to Appendix to this presentation for a reconciliation. (3) NPLs include nonaccrual loans, loans 90+ days past due and accruing TDRs. NPAs include NPLs and OREO. x Significantly improved on - balance sheet liquidity x Year - over - year loan and deposit growth of 7.4% and 12.9%, respectively, from 2018Q2 to 2019Q2 x Strong expense control x Credit quality continued to improve x Capital position is strong; County First transaction was accretive YTD Highlights 2016 FY 2017 FY 2018 FY YTD 2018 YTD 2019 ($000s except per share) 12/31/16 12/31/17 12/31/18 6/30/18 6/30/19 Balance Sheet Total Assets 1,334,257$ 1,405,961$ 1,689,227$ 1,586,288$ 1,756,448$ Total Gross Loans 1,089,379 1,151,130 1,348,105 1,291,537 1,387,186 Total Deposits 1,038,825 1,106,237 1,429,629 1,323,868 1,494,442 Tangible Common Equity (1) 104,426 109,957 140,841 133,457 150,360 Consolidated Capital (%) Tang. Common Equity/ Assets (1) 7.83% 7.82% 8.41% 8.49% 8.63 % Tier 1 Risk Based Ratio 10.62 10.53 11.23 11.23 11.19 Risk-Based Capital Ratio 13.60 13.40 13.68 13.78 13.54 TBV Per Share (1) 22.54 23.65 25.25 23.94 26.93 Asset Quality (%) NPAs/ Assets (3) 1.99% 1.71% 2.02% 2.06% 1.47 % NCOs/ Avg Loans 0.10 0.03 0.07 0.11 0.14 Reserves/ NPLs (3) 52.4 71.5 42.3 44.0 70.4 8034 8138 8540 10434 8,591.00 Profitability Net Income to Common 7,331$ 7,208$ 11,228$ 3,554$ 7,504$ ROAA 0.60% 0.52% 0.70% 0.45% 0.88 % ROAA (Operating) (2) 0.60 0.78 0.87 0.79 0.88 ROACE 7.09 6.55 7.53 4.84 9.41 ROACE (Operating) (2) 7.09 9.70 9.34 8.49 9.41 Net Interest Margin 3.46 3.34 3.41 3.45 3.32 Efficiency Ratio (1) 64.8 60.4 61.5 63.9 59.8 Non-Interest Exp/Avg Assets (Operating) (2) 2.30 2.07 2.11 2.21 1.99 Net Operating Exp/Avg Assets (Operating) (2) 2.00 1.79 1.85 1.95 1.74 Diluted EPS 1.59$ 1.56$ 2.02$ 0.64$ 1.35$ Diluted EPS (Opearting) (2) 1.59 2.31 2.51 1.12 1.35

7 Yield: 4.83% Residential & Consumer 14% Residential Construction 3% Commercial RE 40% Residential Rentals 9% Owner Occ. CRE and C&I 34% Loan Composition Historical Loan Growth Since 2015 ($mm) Loan Composition (06/30/2019) Source: Management and company filings x The acquisition of County First and 2018 organic loan growth shifted the composition of the loan portfolios during 2018 $1.4 Billion $917.7 $1,089.4 $1,151.1 $1,348.1 $1,387.2 2015Y 2016Y 2017Y 2018Y 2019Q2

8 Asset Quality Overview Source: SNL Financial, Management and company filings. (1) Classified assets include loans graded as substandard, doubtful or loss, non - investment grade securities and OREO. Classified Asset Trends as a Percentage of Assets Nonperforming Asset Composition (06/30/2019) x 55%, or $45.0 million, reduction in classified assets (1) since their peak in Q3 2011 from $81.9 million to $36.9 million at Q2 2019 x NPAs have decreased from 2.02% of assets at Q4 2018 to 1.47% at Q2 2019. Accruing TDRs $2.2M OREO $10.3M Non - Accrual Loans $13.3M $25.8M 3.79% 2.94% 3.58% 2.42% 2.10% 12/31/15 12/31/16 12/31/17 12/31/18 6/30/19 Total Classified Loans Classified Securities Other Real Estate Owned 1.47% of Assets

9 Time Deposits 31% NIB Transaction 14% IB Transaction 54% Deposit Franchise Source: Management and company filings. $1.5 Billion x At June 30, 2019 the Bank’s deposit funding consisted of approximately 69% transaction accounts compared to 66% at June 30, 2018 x Loans to deposits decreased from 103.1% at Q4 2017 to 92.2% at Q2 2018 x Wholesale funding decreased $28.1 million, or nearly 26%, from Q4 2018 to Q2 2019. Wholesale funding decreased from 18.7% of assets or $262.0 million at Q4 2017 to 4.6% of assets or $80.4 million at Q2 2019. x Success in increasing transaction deposits, including noninterest bearing deposits, has helped alleviate pressure on cost of funds Deposit Composition (06/30/2019) Cost of Funding 1.43% 1.05% 0.71% 0.56% 0.48% 0.48% 0.56% 0.80% 1.08% 1.59% 1.21% 0.88% 0.74% 0.75% 0.73% 0.81% 0.99% 1.26% 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD Cost of Deposits Cost of Funds

10 Efficiency & Expenses Efficiency Ratio (1) Noninterest Expense / Avg. Assets Source: SNL Financial and company filings. Data as of 6/30/19. Regional peers include 15 institutions headquartered in MD, VA or DC with assets between $750 million and $3.0 billion and are publicly traded on a maj or exchange. Excludes acquisition targets. (1) TCFC Operating results non - GAAP financial measures. Refer to Appendix to this presentation for a reconciliation. x Historically maintained our efficiency ratio below peer institutions x Expense control remained a top priority during the integration of the County First acquisition x Expense discipline continued through recent growth history, including expansion into Fredericksburg, VA and Anne Arundel County, MD markets x On - going review of operating expense base for specific savings initiatives, including closure of underperforming branches 66.6% 68.0% 64.8% 60.4% 61.5% 59.8% 2014Y 2015Y 2016Y 2017Y 2018Y YTD TCFC Peer Median 2.52% 2.50% 2.30% 2.07% 2.11% 1.99% 2.56% 2.60% 2.41% 2.18% 2.38% 2.07% 2014Y 2015Y 2016Y 2017Y 2018Y 2019 YTD TCFC (Operating) TCFC (Reported) Peer Median (1)

11 Return on Average Assets (%) Source: SNL Financial and company filings. (1) Operating results non - GAAP financial measures. Refer to Appendix to this presentation for a reconciliation. x The combination of improved expense discipline, continued organic growth and asset quality performance has produced a steady improvement x Closed four of five County First locations during May 2018. Net of one branch (La Plata) added to branch network Return on Average Common Equity (%) 0.60% 0.78% 0.87% 0.88% 0.60% 0.52% 0.70% 0.88% 2016 2017 2018 2019 YTD Operating ROAA Reported ROAA (1) (1) Increasing Bottom Line Profitability 7.09% 9.70% 9.34% 9.41% 7.09% 6.55% 7.53% 9.41% 2016 2017 2018 2019 YTD Operating ROACE Reported ROACE

12 $10.02 $10.48 $10.98 $12.06 $13.09 $14.28 $16.79 $17.23 $17.43 $18.25 $18.32 $19.34 $19.52 $20.53 $21.48 $22.54 $23.65 $25.25 $26.93 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q2 2019 Consistent Shareholder Value Creation Source: SNL Financial and company filings. Note: Tangible book value per share is a non - GAAP financial measure. Refer to Appendix to this presentation for a reconciliation . In October 2013, the Company issued 1,591,300 shares of common stock at a price of $18.75 per share resulting in net proceeds of $27.4 million after commissions and related offering expenses. The additional shares outstanding impacted year to year comparability of per share book value amounts beginning with the year end ed December 31, 2013. Prior to 2018, book value and tangible book value were the same until 2018 upon the acquisition of County First Bank: 2018 2019 YTD GAAP Book Value $27.70 $29.31 Tangible Book Value $25.25 $26.93

13 Appendix

14 Executive Leadership Team William J. Pasenelli x EVP, Chief Risk Officer, Bank President x Joined in 2005 x Former EVP and Senior Loan Officer at Mercantile Southern Maryland Bank x President and Chief Executive Officer x Joined in 2000 x Former CFO of Acacia Federal Savings Bank (1987 - 2000) James M. Burke Todd L. Capitani x EVP and Chief Financial Officer x Joined in 2009 x Former Senior Finance Manager with Deloitte Consulting and CFO of Ruesch International, Inc. Christy M. Lombardi x EVP, COO and Corporate Secretary x Joined in 1998 x Oversees human resources and shareholder relations Gregory Cockerham x EVP and Chief Lending Officer x Joined in 1988 x Former Executive with Maryland National Bank

15 Significant In - Market Federal Agency Presence x Department of Defense in - market presence: • National Energetics Center – Naval Support Facility at Indian Head (Charles County) • Naval Surface Warfare – Naval Support Facility at Dahlgren (King George County) • Air Force One – Andrews AFB (Prince Georges County) • US Marines – Quantico (Prince William County) • Defense Intelligence Agency & Defense Intelligence Analysis Center – Joint Base Anacostia - Bolling (Prince Georges County) • Naval Air Station Patuxent River (St. Mary’s County) x Additional major in - market Federal Agency presence: • Federal Aviation Administration (FAA) Unmanned Aerial Vehicle (UAV) Drones Program • Homeland Security • FBI & DEA – Quantico (Prince William County)

Non-GAAP Reconciliation

Tangible Book Value Per Share & Tangible Common Equity / Tangible Assets

"Tangible book value per share" is defined as tangible stockholders' equity less preferred equity and intangible assets divided by total common shares outstanding. We believe that this measure is important to many investors in the marketplace who are interested in changes from period to period in book value per common share exclusive of changes in intangible assets.

(dollars in thousands, except share data)	For the Years Ended									
	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
Stockholders' Equity	$ 25,586	$ 26,873	$ 27,912	$ 31,124	$ 34,578	$ 37,729	$ 48,847	$ 67,114	$ 68,190	$ 71,105
Intangible Assets	-	-	-	-	-	-	-	-	-	-
Preferred Equity	-	-	-	-	-	-	-	(16,317)	(16,317)	(16,317)
Tangible Common Equity	$ 25,586	$ 26,873	$ 27,912	$ 31,124	$ 34,578	$ 37,729	$ 48,847	$ 50,797	$ 51,873	$ 54,788
Shares Outstanding	2,554,218	2,564,252	2,542,314	2,580,444	2,641,487	2,642,288	2,909,974	2,947,759	2,976,041	3,002,616
Tangible Book Value per Share	$ 10.02	$ 10.48	$ 10.98	$ 12.06	$ 13.09	$ 14.28	$ 16.79	$ 17.23	$ 17.43	$ 18.25

(dollars in thousands, except share data)	For the Years Ended								For the Period Ended	
	2011	2012	2013	2014	2015	2016	2017	2018	6/30/2018	6/30/2019
Stockholders' Equity	$ 75,454	$ 79,047	$ 110,730	$ 116,559	$ 99,783	$ 104,426	$ 109,957	$ 154,482	$ 147,246	$ 163,645
Intangible Assets	-	-	-	-	-	-	-	(13,641)	(13,789)	(13,285)
Preferred Equity	(20,000)	(20,000)	(20,000)	(20,000)	-	-	-	-	-	-
Tangible Common Equity	$ 55,454	$ 59,047	$ 90,730	$ 96,559	$ 99,783	$ 104,426	$ 109,957	$ 140,841	$ 133,457	$ 150,360
Total Assets	$ 983,480	$ 981,639	$1,023,824	$1,082,878	$1,143,332	$1,334,257	$1,405,961	$1,689,227	$1,586,288	$1,756,448
Intangible Assets	-	-	-	-	-	-	-	(13,641)	(13,789)	(13,285)
Tangible Assets	$ 983,480	$ 981,639	$1,023,824	$1,082,878	$1,143,332	$1,334,257	$1,405,961	$1,675,586	$1,572,499	$1,743,163
Shares Outstanding	3,026,557	3,052,416	4,647,407	4,702,715	4,645,429	4,633,868	4,649,658	5,577,559	5,574,511	5,582,438
Tangible Book Value per Share	$ 18.32	$ 19.34	$ 19.52	$ 20.53	$ 21.48	$ 22.54	$ 23.65	$ 25.25	$ 23.94	$ 26.93
Tangible Common Equity / Tang. Assets	5.64%	6.02%	8.86%	8.92%	8.73%	7.83%	7.82%	8.41%	8.49%	8.63%

Community Bank of the Chesapeake

Source: Management and company filings.

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Non-GAAP Reconciliation

Efficiency Ratio & Noninterest Expense to Average Assets

"Efficiency ratio" is defined as recurring non-interest expense less foreclosed real estate (OREO) expenses and valuation allowances, less merger and acquisition costs, less amortization of intangible assets divided by operating revenue. Operating revenue is equal to net interest income plus non-interest income excluding gains and losses on securities and foreclosed real estate. In our judgment, the adjustments made to non-interest expense and operating revenue allow investors and analysts to better assess our operating expenses in relation to our core operating revenue by removing the volatility that is associated with certain one-time items and other discrete items that are unrelated to our core business. "Efficiency ratio as reported" is defined as non-interest expense divided by operating revenue. This is the ratio that appears in the Company's SEC filings.

(dollars in thousands)	For the Years Ended					For the YTD Ended	
	2014	2015	2016	2017	2018	6/30/2018	6/30/2019
Non-Interest Expense	$ 26,235	$ 28,418	$ 29,159	$ 30,097	$ 38,149	$ 21,416	$ 17,521
OREO Valuation Allowance & Expense	(386)	(1,059)	(861)	(746)	(657)	(351)	(488)
Merger Costs	-	-	-	(829)	(3,625)	(3,609)	-
Adjusted Non-Interest Expense (Numerator)	$ 25,849	$ 27,359	$ 28,298	$ 28,522	$ 33,867	$ 17,456	$ 17,033
Net Interest Income	$ 35,061	$ 36,528	$ 39,905	$ 43,388	$ 50,887	$ 25,301	$ 26,296
Non-Interest income	4,093	3,299	3,360	4,084	4,068	$ 1,932	$ 2,314
(Gains) / Losses on OREO Disposals	(322)	20	436	(43)	8	8	-
Realized (Gain) / Loss on Other Assets	(7)	407	(12)	(47)	(1)	(1)	-
Change in Fair Value of Equity Securities	-	-	-	-	81	78	(121)
Realized (Gain) / Loss on Securities	(19)	(4)	(31)	(175)	-	-	-
Operating Revenue (Denominator)	$ 38,806	$ 40,250	$ 43,658	$ 47,207	$ 55,043	$ 27,318	$ 28,489
Average Assets	1,026,442	1,092,906	1,229,471	1,376,983	1,603,393	1,580,586	1,710,253
Reported Efficiency Ratio	67.0%	71.4%	67.4%	63.4%	69.4%	78.6%	61.2%
Efficiency Ratio	66.6%	68.0%	64.8%	60.4%	61.5%	63.9%	59.8%
Reported Noninterest Expense / Average Assets	2.56%	2.60%	2.37%	2.19%	2.38%	2.71%	2.05%
Operating Noninterest Expense / Average Assets	2.52%	2.50%	2.30%	2.07%	2.11%	2.21%	1.99%
Reported Net Operating Expense / Average Assets (1)	2.16%	2.30%	2.10%	1.89%	2.13%	2.47%	1.78%
Operating Net Operating Expense / Average Assets (1)	2.15%	2.16%	2.00%	1.79%	1.85%	1.95%	1.74%

(1) Net operating expense is non-interest expense offset by non-interest income.

Community Bank of the Chesapeake

Source: Management and company filings.

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18 Operating Metrics – Excluding the Impact of the Tax Cuts and Jobs Act & One - Time Merger Costs During 2018 , our operating results were impacted by one - time expenses related to our acquisition of County First Bank . We believe that investors would benefit from analyzing our profitability and expense metrics excluding these one - time items . Source: Management and company filings. Non - GAAP Reconciliation Six Months Ended, (dollars in thousands, except per share amounts) June 30, 2019 June 30, 2018 Net income (as reported) 7,504$ 3,556$ Merger and acquisition costs (net of tax) - 2,681 Non-GAAP operating net income 7,504$ 6,237$ Income before income taxes (as reported) 10,214$ 4,917$ Merger and acquisition costs ("M&A") - 3,609 Adjusted pretax income 10,214 8,526 Income tax expense 2,710 2,289 Non-GAAP operating net income 7,504$ 6,237$ GAAP diluted earnings per share ("EPS") 1.35$ 0.64$ Non-GAAP operating diluted EPS before M&A 1.35$ 1.12$ GAAP return on average assets ("ROAA') 0.88% 0.45% Non-GAAP operating ROAA before M&A 0.88% 0.79% GAAP return on average common equity ("ROACE") 9.41% 4.84% Non-GAAP operating ROACE before M&A 9.41% 8.49% Net income (as reported) 7,504$ 3,556$ Weighted average common shares outstanding 5,558,984 5,549,428 Average assets 1,710,253$ 1,580,586$ Average equity 159,420 147,005